UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2010

THE PRINCETON REVIEW, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32469	22-3727603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street, Suite 550

Framingham, Massachusetts 01701

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (508) 663-5050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Joinder and Amendment to Series E Preferred Stock Purchase Agreement

On March 12, 2010, The Princeton Review, Inc. (the “Company”) entered into a Joinder and Amendment (the “Purchase Agreement Joinder and Amendment”) to the Series E Preferred Stock Purchase Agreement, dated December 7, 2009 (the “Series E Purchase Agreement”), with Camden Partners Strategic Fund IV, L.P., Camden Partners Strategic Fund IV-A, L.P. (together, “Camden”), Bain Capital Venture Fund 2007, L.P., BCVI-TPR Integral L.P. and their affiliates, Prides Capital Fund I LP, RGIP, LLC, Falcon Mezzanine Partners II, LP, FMP II Co-investment, LLC and Falcon Strategic Partners III, LP (collectively, the “existing Series E Purchasers”). Pursuant to the Purchase Agreement Joinder and Amendment, Camden purchased $10,000,000 of shares of Series E Non-Convertible Preferred Stock of the Company (the “Series E Preferred Stock”) at a purchase price of $1,000 per share on the same terms and conditions as the existing Series E Purchasers pursuant to the Series E Purchase Agreement.

The foregoing description of the Purchase Agreement Joinder and Amendment is qualified in its entirety by reference to the full text of that agreement which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

On March 15, 2010, the Company issued a press release announcing the sale of Series E Preferred Stock to Camden. A copy of the press release is attached hereto as Exhibit 99.1.

Amended and Restated Investor Rights Agreement

On March 12, 2010, in connection with the purchase of the additional shares of Series E Preferred Stock, the Company entered into a Joinder and Amendment (the “Investor Rights Agreement Joinder and Amendment”) to the Amended and Restated Investor Rights Agreement, dated December 7, 2009, with Camden, the existing Series E Purchasers, Sankaty Credit Opportunities IV, L.P. and Mr. Michael J. Perik, pursuant to which the Company granted Camden demand registration rights, information rights and preemptive rights with respect to certain issuances which may be undertaken by the Company in the future, identical to the rights granted to the existing Series E Purchasers upon the initial sale of Series E Preferred Stock on December 7, 2009.

The foregoing description of the Investor Rights Agreement Joinder and Amendment is qualified in its entirety by reference to the full text of that agreement which is filed herewith as Exhibit 4.1 and incorporated by reference herein.

Important Additional Information will be Filed with the SEC

The Company plans to file with the Securities and Exchange Commission (“SEC”) and mail to its stockholders a proxy statement to seek approval for the conversion of the Series E Preferred Stock into Series D Convertible Preferred Stock of the Company (the “Series D Preferred Stock”). The proxy statement will contain important information about the Company, Camden, the existing Series E Purchasers, the terms, rights and privileges of the Series D Preferred Stock and Series E Preferred Stock and the other corporate matters described therein. Investors and security holders are urged to read the proxy statement carefully when it is available before making any voting or investment decision with respect to the conversion of the Series E Preferred Stock into Series D Preferred Stock.

Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement from the Company by contacting the corporate Secretary at 111 Speen Street, Suite 550, Framingham, MA 01701.

The Company and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies with respect to the conversion of the Series E Preferred Stock into Series D Preferred Stock and the other corporate matters set forth in the proxy statement. Information regarding the Company’s directors and executive officers and their ownership of common stock is contained in the Company’s proxy statement for its

Annual Meeting of Stockholders which was filed with the SEC on April 29, 2009, and is supplemented by other public filings made, and to be made, with the SEC. A more complete description will be available in the proxy statement filed in connection with the proposed conversion of the Series E Preferred Stock into Series D Preferred Stock. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company, the Purchasers and their respective directors and executive officers with respect to the proposed conversion of the Series E Preferred Stock into Series D Preferred Stock by reading the proxy statement and other filings referred to above.

Item 3.02	Unregistered Sales of Equity Securities.

The information in Item 1.01 above with respect to the issuance of the Series E Preferred Stock is hereby incorporated by reference. The Series E Preferred Stock was issued to two accredited institutional investors pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of March 12, 2010, Mr. David L. Warnock was elected to the Board of Directors. Mr. Warnock is a managing member of Camden Partners Holdings, LLC, an entity associated with Camden.

Other than the Purchase Agreement Joinder and Amendment, there are no arrangements or understandings between Mr. Warnock and any other person pursuant to which he was elected as a director. There are no transactions to which the Company is a party and in which Mr. Warnock has a material interest that is required to be disclosed under Item 404(a) of Regulation S-K. Mr. Warnock has not previously held any positions with the Company and does not have any family relations with any directors or executive officers of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Prior to the issuance and sale of the additional shares of Series E Preferred Stock pursuant to the Purchase Agreement Joinder and Amendment, the Company filed a Certificate of Amendment to the Certificate of Designation for the Series E Preferred Stock (the “Series E Certificate of Amendment”) increasing the number of authorized shares of Series E Preferred Stock from 98,275 shares to 108,275 shares. The Company also filed a Certificate of Amendment to the Certificate of Designation for the Series D Preferred Stock (the “Series D Certificate of Amendment”) to provide for the renunciation by the Company of certain corporate opportunities presented to directors of the Company pursuant to Section 122(17) of the Delaware General Corporation Law. Copies of the Series E Certificate of Amendment and the Series D Certificate of Amendment, each as filed with the Secretary of State of the State of Delaware on March 11, 2010, are attached hereto as Exhibit 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Designation of Series E Non-Convertible Preferred Stock

3.2	Certificate of Amendment to Certificate of Designation of Series D Convertible Preferred Stock

4.1	Joinder and Amendment to Amended and Restated Investor Rights Agreement, dated March 12, 2010, by and among The Princeton Review, Inc. and the other parties named therein

10.1	Joinder and Amendment to Series E Preferred Stock Purchase Agreement, dated March 12, 2010, by and among The Princeton Review, Inc. and the investors named therein

99.1	Press Release dated March 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRINCETON REVIEW, INC.
Dated: March 15, 2010

/S/ NEAL S. WINNEG
	Name:	Neal S. Winneg
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Designation of Series E Non-Convertible Preferred Stock

3.2	Certificate of Amendment to Certificate of Designation of Series D Convertible Preferred Stock

4.1	Joinder and Amendment to Amended and Restated Investor Rights Agreement, dated March 12, 2010, by and among The Princeton Review, Inc. and the other parties named therein

10.1	Joinder and Amendment to Series E Preferred Stock Purchase Agreement, dated March 12, 2010, by and among The Princeton Review, Inc. and the investors named therein

99.1	Press Release dated March 15, 2010